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                                                                    EXHIBIT 32.1

                  CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
     PURSUANT TO 18. U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended May 17, 2004, of CKE Restaurants, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew F. Puzder, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or Section 780(d)); and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      In witness whereof, the undersigned has executed and delivered this certificate as of the date set forth opposite his signature below.

Date: June 22, 2004                          /s/ Andrew F. Puzder
                                             -----------------------------------
                                             Andrew F. Puzder
                                             Chief Executive Officer